ARMOUR RESIDENTIAL REIT

# ARMOUR RESIDENTIAL REIT, Inc.

## Company Update

June 13, 2011

# PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures

Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. ("ARMOUR" or the "Company"), and any other statements regarding ARMOUR's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate.

***Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of ARMOUR.***

***THE NUMBERS PRESENTED HEREIN ARE UNAUDITED AND UNREVIEWED.***

ARMOUR RESIDENTIAL REIT

# ARMOUR Capitalization as of June 10, 2011

- Market Capitalization and Additional Paid-In Capital
  - Closing price per share $7.70.
  - 69,381,201 shares of common stock outstanding (NYSE: "ARR").
  - Market capitalization of $534.2 million.
  - Additional paid-in capital[1] estimate: $7.13 per share or $494.7 million.
- Warrants
  - There are 32,500,000 warrants outstanding (NYSE/Amex: "ARR/WS").
  - The conversion price is $11.00.
  - The expiration date is November 7, 2013.

(1) Additional paid-in capital is equal to historic book value.

ARMOUR RESIDENTIAL REIT

# ARMOUR Portfolio and Balance Sheet Highlights

- Agency mortgage portfolio valued at $4.75 billion[(1)].
  - 686 separate CUSIPs.
  - Average market value per CUSIP: $6.9 million. Median market value per CUSIP: $2.8 million.
- Gross asset duration estimate of 3.14.
- Net balance sheet duration estimate of 1.06 (excluding uninvested cash).
- Net REPO borrowings of $4.47 billion.
  - 9.0x debt to additional paid-in capital ratio (historic book value).
- Swaps and Eurodollar futures to replicate swaps total $1.949 billion.
  - 42.2% of non-true ARMs hedged.
- Liquidity total $241.8 million as of June 10, 2011.
  - Liquidity: 48.9% of additional paid-in capital.
  - True cash on hand of $133.9 million (27.1% of additional paid-in capital).
  - Unlevered securities of $52.5 million (10.6% of additional paid-in capital).
  - Short-term Agency principal and interest receivables (11.2% of additional paid-in capital):
    - 6/15/11: $8.2 million; 6/20/11: $8.5 million; 6/27/11: $34.5 million; 7/15/11: $4.2 million.

**Note:** Portfolio and liability information as of 6/10/2011. Portfolio information does not include $137.5 million of forward settling securities.
(1) Based on independent third party pricing as of 6/10/2011.

ARMOUR RESIDENTIAL REIT

# ARMOUR Dividends

- ARMOUR pays dividends monthly.
- ARMOUR declares dividends based on estimates of future taxable REIT income.
- Q2 2011 Monthly Dividends
  - ARMOUR is paying second quarter 2011 monthly dividends of $0.12 per month.
  - The shareholder record date is the 15th of each month, payable on the second to last business day of the month.
  - Dividends will be reviewed and set each quarter.
- Q3 2011 Monthly Dividends
  - Will be announced prior to July 5, 2011.

**2011 Dividend Record Date and Payment Schedule**

| | Record Date | Payment Date | | Record Date | Payment Date |
|---|---|---|---|---|---|
| January | 15th | 28th | July | 15th | 28th |
| February | 15th | 25th | August | 15th | 30th |
| March | 15th | 30th | September | 15th | 29th |
| April | 15th | 28th | October | 15th | 28th |
| May | 15th | 27th | November | 15th | 29th |
| June | 15th | 29th | December | 15th | 29th |

ARMOUR RESIDENTIAL REIT

## ARMOUR

- Investment Strategy Review
- Investment Methodology Review
- Portfolio Composition
- Portfolio & Liability Valuation and Duration Detail
- Portfolio Constant Prepayment Rates ("CPR")
- REPO Composition

# ARMOUR – Targets, Strategy and Governance Review

| | |
|---|---|
| **Balance Sheet Targets** | • ASSETS<br>  • ARMOUR invests in Agency assets.<br>• DURATION<br>  • Net balance sheet weighted average duration target of 1.5 or less.<br>• HEDGING<br>  • Hedge asset and funding rate risk on approximately 40% of non-ARM assets.<br>• LIQUIDITY<br>  • Hold up to 40% of unlevered equity in cash between prepayment periods.<br>• LEVERAGE<br>  • Debt to equity target of 9.0x vs. additional paid-in-capital. |
| **Portfolio Strategy** | • Invest in low duration Agency mortgage securities.<br>• Diversify broadly to limit idiosyncratic pool risk.<br>• Close focus on prepayment profile – credit, structure, and other characteristics to select better performing assets. |
| **Transparency and Governance** | • Portfolio and liability details are updated monthly at **www.armourreit.com.**<br>• Premium amortization is expensed monthly as it occurs.<br>• Hedge positions are marked-to-market daily.<br>• Non-Executive Board Chairman. |

# ARMOUR Investment Methodology

Management has a very focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a 'buy and hold' strategy rather than a 'trading' strategy.

- **Agency Securities**
  - ARMOUR invests in Agency Securities.
- **Low Duration Assets**
  - Target a portfolio of low duration assets to reduce gross interest rate exposure.
- **Highly Liquid Assets**
  - Purchase those Agency mortgage assets that are highly liquid (easily traded and priced).
  - ARMOUR purchases "pass-through" securities and does not own any collateralized mortgage obligations ("CMOs").
- **Diversified Sources**
  - Source assets through a mix of direct purchases from:
    - Originators
    - Dealer inventories
    - Bid lists

- **Loan analysis**
  - Original loan balance size.
  - Year of origination.
  - Originating company, third party originators.
  - Loan seasoning.
  - Principal amortization schedule.
  - Original loan-to-value ratio.
  - Geography.
- **Pool analysis**
  - Prepayment history.
  - Prepayment expectations.
  - Premium over par.
  - "Hedgability."
  - Liquidity.
  - No TBA Pools – Only specified.

ARMOUR RESIDENTIAL REIT

# ARMOUR Agency Asset Class Composition


ARMs
2.8%
15 Year &
Seasoned Pass-
Throughs
42.1%
Hybrids
52.1%
Low Loan
Balance 15
Year Pass-
Throughs
2.1%
10 Year Pass-
Throughs
1.0%

| Agency Asset Class | | Current Value (millions) |
|---|---|---|
| **ARMs** (0-18 Months to Reset) (1) | $ | 132.3 |
| **Hybrids** (19 Months and Longer to Reset) (2) | $ | 2,475.5 |
| **10 Year Pass-Throughs** (3) | $ | 46.6 |
| **Low Loan Balance 15 Year Pass-Throughs** (4) | $ | 100.1 |
| **15 Year & Seasoned Pass-Throughs** (5) | $ | 1,998.8 |
| **Total** | **$** | **4,753.2** |

(1) The weighted average months to reset is 6.
(2) The weighted average months to reset is 64.
(3) Longest final maturity is February 2021.
(4) Maximum original loan balance of $85,000.
(5) Longest final maturity is April 2027.

Information as of 6/10/2011.

ARMOUR RESIDENTIAL REIT

# ARMOUR Agency Type Composition

## ARM & Hybrid Composition



Ginnie Mae
20.4%
Freddie Mac
13.9%
Fannie Mae
65.7%

## Fixed Composition



Ginnie Mae
0.0%
Freddie Mac
32.6%
Fannie Mae
67.3%

| Agency Type | Current Value (millions) | Percentage of Total Portfolio |
|---|---|---|
| Fannie Mae | $ 3,158.0 | 66.4% |
| Freddie Mac | $ 1,062.0 | 22.3% |
| Ginnie Mae | $ 533.3 | 11.2% |
| **Total** | **$ 4,753.2** | **100.0%** |

Information as of 6/10/2011.

ARMOUR RESIDENTIAL REIT

# ARMOUR ARM and Hybrid Security Composition


85-120 MTR
2.2%
0-18 MTR
5.1%
19-36 MTR
5.7%
37-48 MTR
16.6%
49-60 MTR
23.5%
61-84 MTR
46.9%

| Months to Reset | Current Value (millions) | Weighted Average Months to Reset |
|---|---|---|
| 0-18 | $ 132.3 | 6 |
| 19-36 | $ 148.6 | 29 |
| 37-48 | $ 432.3 | 44 |
| 49-60 | $ 613.8 | 55 |
| 61-84 | $ 1,222.6 | 77 |
| 85-120 | $ 58.2 | 103 |
| **Total** | **$ 2,607.8** | **61** |

**Note:** Information as of 6/10/2011. Percentages are based on the total market value of both ARMs and hybrids.

ARMOUR RESIDENTIAL REIT

# ARMOUR Portfolio and Liability Valuation and Duration Detail

| Agency Asset Class | Weighted Average Purchase Price | Weighted Average Current Market Price | Weighted Average Coupon | Estimated Effective Duration Using Current Values |
|---|---|---|---|---|
| ARMs | 104.7% | 104.9% | 3.46 | 0.89 |
| Hybrids | 103.6% | 104.6% | 3.66 | 2.86 |
| 10 Year Pass-Throughs | 102.7% | 104.9% | 3.62 | 3.42 |
| Low Loan Balance 15 Year Pass-Throughs | 105.9% | 107.6% | 4.70 | 3.32 |
| 15 Year & Seasoned Pass-Throughs | 104.1% | 105.0% | 4.11 | 3.62 |
| **Weighted Average** | **103.9%** | **104.8%** | **3.87** | **3.14** |

| Estimated Balance Sheet Duration | | Amount (millions) | Duration Effect on Balance Sheet | Weighted Average Hedge Rate | Weighted Average Hedge Duration |
|---|---|---|---|---|---|
| Agency Assets | $ | 4,753.2 | 3.14 | n/a | n/a |
| Eurodollar Futures | $ | 134.0 | -3.19 | 1.80 | -3.19 |
| Interest Rate Swaps | $ | 1,815.0 | -4.06 | 1.69 | -4.06 |
| | | | **1.06** | **1.70** | **-4.00** |

Duration estimates are derived from third-party software. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Market prices for our securities are obtained from independent third party sources.

If rates decline, the value of our swaps and Eurodollar futures will typically decline. Inversely, if rates increase, the value of the swaps and Eurodollar futures will typically increase.

Information as of 6/10/2011.

ARMOUR RESIDENTIAL REIT

# ARMOUR Eurodollar Futures and Interest Rate Swap Detail

| Eurodollar Futures to Replicate Swaps | Notional Amount (milllions) | Weighted Average Rate | Duration |
|---|---|---|---|
| 2 Year | $ 13.0 | 1.02% | 1.75 |
| 3 Year | $ 47.0 | 1.57% | 2.70 |
| 4 Year | $ 64.0 | 2.09% | 3.60 |
| 5 Year | $ 10.0 | 2.11% | 4.75 |
| **Total or Weighted Average** | **$ 134.0** | **1.80%** | **3.19** |

| Active Swap Counterparties |
|---|
| Citibank, N.A. |
| JP Morgan Chase, N.A. |
| Nomura Global Financial Products Inc. |
| UBS AG |
| Wells Fargo Bank, N.A. |

| Interest Rate Swaps Remaining Term | Weighted Average Remaining Term | Notional Amount (millions) | Weighted Average Rate |
|---|---|---|---|
| 0-12 Months | 0 | $ - | 0.00 |
| 13-24 Months | 18 | $ 20.0 | 0.53 |
| 25-36 Months | 32 | $ 290.0 | 1.09 |
| 37-48 Months | 46 | $ 555.0 | 1.43 |
| 49-60 Months | 58 | $ 950.0 | 2.05 |
| **Total or Weighted Average** | **50** | **$ 1,815.0** | **1.69** |

Information as of 6/10/2011.

ARMOUR RESIDENTIAL REIT

# ARMOUR Portfolio Constant Prepayment Rates ("CPR")



Monthly Portfolio
Constant Prepayment Rate
25
20
15
10
5
0
8.6
12.9
10.0
20.7
18.8
16.0
11.9
12.6
9.5
11.1
11.6
10.9
10.0
16.2
9.0
9.8
9.5
9.2
9.1
December-09
January-10
February-10
March-10
April-10
May-10
June-10
July-10
August-10
September-10
October-10
November-10
December-10
January-11
February-11
March-11
April-11
May-11
June-11



June 2011
Agency Asset Class CPR
16
14
12
10
8
6
4
2
0
13.9
12.4
2.4
5.8
3.8
9.1
ARMs
Hybrids
10 Year Pass-Throughs
Low Loan Balance 15 Year Pass-Throughs
15 Year & Seasoned Pass-Throughs
Portfolio Average

- ARMOUR expenses premium amortization monthly as it occurs.
- Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

# ARMOUR Portfolio Constant Prepayment Rates ("CPR")


June 2011
Constant Prepayment Rates
ARMs & Hybrids
Fixed Rates
16
14
12
10
8
6
4
2
0
12.3
11.3
13.8
2.9
5.9
0.0
Fannie Mae
Freddie Mac
Ginnie Mae
Fannie Mae
Freddie Mac
Ginnie Mae

- ARMOUR expenses premium amortization monthly as it occurs.
- Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs.
- CPR is reported on the 4th business day of the month for the previous month's prepayment activity.

ARMOUR RESIDENTIAL REIT

# ARMOUR REPO Composition

| REPO Counter-Party | Principal Borrowed (millions) | Percentage of REPO | Weighted Average Maturity | Longest Maturity in Days |
|---|---|---|---|---|
| Nomura Securities International, Inc. | $ 375.8 | 8.4% | 32 | 60 |
| UBS Securities LLC | $ 362.4 | 8.1% | 29 | 59 |
| Cantor Fitzgerald & Co. Inc. | $ 336.7 | 7.5% | 13 | 27 |
| BNP Paribas Securities Corp. | $ 322.1 | 7.2% | 27 | 54 |
| MF Global Inc. | $ 312.0 | 7.0% | 23 | 31 |
| Goldman, Sachs & Co. | $ 285.7 | 6.4% | 22 | 45 |
| J.P. Morgan Securities LLC | $ 262.0 | 5.9% | 25 | 45 |
| RBS Securities Inc. | $ 246.5 | 5.5% | 13 | 21 |
| South Street Securities LLC | $ 240.3 | 5.4% | 16 | 47 |
| Citigroup Global Markets Inc. | $ 221.2 | 4.9% | 41 | 60 |
| Guggenheim Securities, LLC | $ 214.5 | 4.8% | 26 | 88 |
| Barclays Capital Inc. | $ 191.9 | 4.3% | 21 | 31 |
| Mitsubishi UFJ Securities (USA), Inc. | $ 185.0 | 4.1% | 53 | 82 |
| Daiwa Securities America Inc. | $ 177.8 | 4.0% | 18 | 32 |
| Merrill Lynch, Pierce, Fenner & Smith Inc. | $ 151.0 | 3.4% | 70 | 74 |
| Mizuho Securities USA Inc. | $ 144.5 | 3.2% | 13 | 17 |
| PrinceRidge Group LLC | $ 117.4 | 2.6% | 60 | 60 |
| Credit Suisse Securities (USA) LLC | $ 116.4 | 2.6% | 49 | 59 |
| Jefferies & Company, Inc. | $ 109.6 | 2.5% | 7 | 7 |
| Wells Fargo Bank, N.A. | $ 56.3 | 1.3% | 7 | 7 |
| CRT Capital Group LLC | $ 41.0 | 0.9% | 31 | 31 |
| **Total or Weighted Average** | **$ 4,469.9** | **100.0%** | **27** | |
| **Weighted Average Haircut** | **5.07%** | | | |
| **Weighted Average Repo Rate** | **0.23%** | | | |

**Note:** ARMOUR has signed MRAs with 26 counterparties as of 6/10/2011.

ARMOUR RESIDENTIAL REIT

ARMOUR
RESIDENTIAL REIT

www.armourreit.com

ARMOUR Residential REIT, Inc.
3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340